UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event   February 22, 2007  (February 22, 2007)
 reported)                                --------------------------------------


                              L. B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   000-10436                25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                        15220
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)


 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------

                                      None
--------------------------------------------------------------------------------
                (Former name or former address, if changed since
                                 last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written ommunications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04     Temporary Suspension of Trading Under Registrant's
              Employee Benefit Plans


A temporary suspension of trading under the Registrant's sponsored 401(k) Plan (the "Plan") will be in effect from 4:00 p.m. Eastern Daylight Savings Time on March 28, 2007 to, it is expected, April 4, 2007 (the "Blackout Period"). The Blackout Period is required due to the Plan changing, during the Blackout Period, the valuation of the Plan's L.B. Foster Common Stock Fund (the "Fund") from unitized to real time trading.

Currently, the Fund is a unitized fund (stock is held in units instead of shares), which units are comprised of Registrant's common stock plus short term investments. During the conversion to the real time environment, the short term investment portion of the Fund will be used to purchase actual shares of Registrant's common stock. Once the Fund is converted, participants will trade actual shares of stock instead of units. During the Blackout Period, participants will be unable to perform exchanges, make future investment elections, obtain a loan or obtain a distribution with respect to the Fund.

Registrant has designated its Vice President - Human Resources, Brian H. Kelly, to respond to inquiries about the Blackout Period. Mr. Kelly can be contacted at the following address and telephone number.

          Brian H. Kelly
          Vice President - Human Resources
          L.B. Foster Company
          415 Holiday Drive
          Pittsburgh, PA  15220

          412-928-3491

Pursuant to Section 306(a)1 of the Sarbanes-Oxley Act, Registrant's executive officers and directors may not purchase, sell or otherwise acquire or transfer any of the Company's common stock during the Blackout Period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. Foster Company
                                           -------------------
                                           (Registrant)


Date:  February 22, 2007
       -----------------
                                           /s/David J. Russo
                                           -----------------
                                           David J. Russo
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer